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                                                                    EXHIBIT 23.1


                              CONSENT OF AUDITORS

The Board of Directors
Celestica Inc.

We consent to the incorporation by reference of our report dated January 21, 2000 and to the reference to our firm under the caption "Auditors" in the registration statement of Celestica Inc. on Form F-3.





Toronto, Canada                              /s/ KPMG LLP
November 15, 2000                            Chartered Accountants